                               Filed Pursuant to Rule 497(e)
                               Registration File No.:  033-59111



                  PROSPECTUS SUPPLEMENT
                 Dated October 26, 1995


     This Prospectus Supplement dated October 26, 1995 modifies the Prospectus for the PaineWebber Equity Trust, Growth Stock Series 18 (the Consumer Comeback Trust) dated September 13, 1995 (referred to herein as the "Trust") attached hereto (the "Prospectus").

     The Public Offering Price of units of the Trust includes a sales charge which varies based upon the number of units purchased by a single purchaser. (See the sales charge schedule contained in "Public Offering of Units" on pages 10-11 of the Prospectus.) Effective as of the date hereof, during the initial public offering period, the sales charge will be based on the number of Trust units purchased on the same or any preceding day by a single purchaser. Such purchaser or his dealer must notify the Sponsor at the time of purchase of any previous purchase of Trust units in order to aggregate all such purchases and must supply the Sponsor with sufficient information to permit confirmation of such purchaser's eligibility; acceptance of such purchase order is subject to confirmation. Purchases of units of other trusts may not be aggregated with purchases of Trust units to qualify for this procedure. This procedure may be amended or terminated at any time without notice. In the event of such termination, the procedure will revert to that stated in the Prospectus under the sales charge schedule referred to above.